                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04893

                                   ----------

                              THE TAIWAN FUND, INC.
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                       Copy to:
  State Street Bank and Trust Company               Leonard B. Mackey, Jr., Esq.
      Attention: Mary Moran Zeven                      Clifford Chance US LLP
          Assistant Secretary                           31 West 52nd Street
          225 Franklin Street                      New York, New York 10019-6131
      Boston, Massachusetts 02110

Registrant's telephone number, including area code: 1-800-636-9242

Date of fiscal year end: August 31, 2005

Date of reporting period: August 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

     THE TAIWAN
     FUND, INC.(R)








 . . . . . . . . . . . . . . . .







                                                        THE TAIWAN
     Annual Report                                       FUND, INC.
     August 31, 2005                                   WHAT'S INSIDE
                                                                         Page
                                                                         ----
                                               Chairman's Statement         2

                                               Report of the Investment     4
                                                 Manager

                                               Portfolio Snapshot          12

                                               Sector Allocation           13

                                               Investments                 14

                                               Financial Statements        16

                                               Notes to Financial          19
                                                 Statements

                                               Report of Independent       23
                                                 Registered Public
                                                 Accounting Firm

                                               Other Information           24

                                               Summary of Dividend         26
                                                 Reinvestment and
                                                 Cash Purchase Plan

                                               Directors and Officers      29

                                                  . . . . . . . . . . . . .

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2005.


On August 31, 2005, the Fund's net asset value ("NAV") per share was US$14.76. The Fund's NAV increased by 15.8% in U.S. dollar terms and increased by 11.1% in New Taiwan ("NT") dollar terms for the fiscal year. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 8.8% in U.S. dollar terms and increased by 4.6% in NT dollar terms. The U.S. dollar appreciated by 3.8% against the NT dollar during this period. The Fund outperformed the TAIEX by 6.4% in U.S. dollar terms during the fiscal year.



At the Board Meeting held on 18 July, I was honored to be elected the Chairman of the Board. On behalf of the Board, I thank my predecessor, S. Y. Wang, for his leadership in the past years. We continue to benefit from his advice, as he remains a Director of the Board. I would also like to express my appreciation for the services of David Dean, Jack Tang and Professor Lawrence Lau, who retired as Directors of the Board at the January Board meeting. A warm welcome is extended to new Directors, Christina Liu and Blair Pickerell, who were elected at the January 2005 Annual Meeting of Stockholders.


Thank you for your continued support of The Taiwan Fund, Inc. and we look forward to sharing with you results of The Taiwan Fund, Inc. over the longer term.

Sincerely,

/s/ Harvey Chang
Harvey Chang
Chairman

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    REPORT OF THE INVESTMENT MANAGER

--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE


The Fund's net asset value ("NAV") increased by 15.8% in U.S. dollar terms and increased by 11.1% in New Taiwan ("NT") dollar terms for the fiscal year ended August 31, 2005. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 8.8% in U.S. dollar terms and increased by 4.6% in NT dollar terms. The Fund outperformed the TAIEX by 7.0% in U.S. dollar terms during the year.



Based on the performance-attribution report generated by FactSet (an investment research service), the Fund's positive performance relative to the TAIEX for the 2005 fiscal year was attributed to both sector allocation and stock selection. The portfolio benefited from our overweight positions in the integrated circuit ("IC") design and handset sectors and overweight positions in such stocks as Honhai Precision and Mediatek.



ECONOMIC OUTLOOK



The global economy is expected to grow by 3.5% in 2005, slowing from 4.1% growth recorded in 2004. The United States, China and Japan have raised their 2005 GDP growth targets in the past months. We expect monetary and liquidity conditions to support continued growth of the global economy in the coming quarters. As the Organization for Economic Cooperation and Development ("OECD") leading indicators have been trending downward since 2004, we expect them to bottom out and then begin to improve in the coming months.



Despite damage caused by Hurricane Katrina, the U.S. economy appears to be fundamentally solid. We believe that an increase in capital spending plans by U.S. corporations and improvement in business confidence will further support U.S. economic growth in 2005, albeit at a decreasing pace. Hurricane Katrina could potentially have some slightly negative impact on the U.S. economy in the third quarter of 2005, but the damages could be only a short-term effect. If we consider the stimulus from the rebuilding of the damaged area, the overall GDP impact could be neutral for 2005 and 2006 GDP growth may not be affected. The U.S. government's move to release some of its oil reserves to help ease the supply situation may signal that the U.S. government is "drawing the line" on oil prices at current levels. This may ease concerns about a further oil price hike, which would likely impede economic growth. U.S. real GDP growth is forecast to be 3.6% in 2005 and 3.4% in 2006, and such growth would likely be driven by both domestic demand and exports.

--------------------------------------------------------------------------------


Despite the expected slowdown of the global economy, the United States and Chinese will likely remain the principal engines of global growth. Healthy growth rates are also expected in other Asian emerging markets. The China economy is expected to grow moderately by 9.0% in 2005 and 8.5% in 2006, mainly driven by strong domestic demand and exports against the backdrop of ongoing efforts by the Chinese government to prevent the economy from expanding too quickly. As inflation uncertainty has resurfaced with recent higher oil prices, future interest-rate increases are unpredictable and may hamper the pace of the global economic recovery. Nevertheless, we believe that the global economy has enough strength to continue expanding at approximately 3.5% in 2005 and approximately 3.2% in 2006.



Taiwan's economic growth appears to have bottomed out in the first quarter of 2005 and a recovery appears on track. Economic data showed that Taiwan is undergoing a mild recovery. We expect a modest recovery in export growth coupled with a steady increase in consumption and resilient investment to support economic expansion at 4.1% in the second half of 2005. Trade growth is expected to increase mildly in the second half of 2005 and we expect exports to return to a modest upward trend with the global technology recovery. Export growth is expected to be 7.9%, and import growth is expected to be 9.9% in 2005. Taiwan's consumer price index is expected to increase by 2.0% in 2005, mainly due to increasing oil prices and weather-induced spikes in fresh food prices.



For 2006, we anticipate that Taiwan's economic fundamentals will remain resilient, supporting expansion of both domestic and external demand. The Central Bank is likely to continue to raise rates gradually into the first half of 2006, amid an expected modest economic recovery and rising inflationary pressure. The spillover effect of persistently high oil prices will probably become more evident in the fourth quarter of 2005 and weigh on both business and consumers through early 2006. Investment by Taiwanese companies could slow, but the outlook remains favorable due to economic links between China and Taiwan, strong domestic demand and exports as well as the healthy outlook for the U.S. and Chinese economies. We anticipate Taiwan's GDP to grow 4.0% in 2006. However, if the U.S. economy slows down unexpectedly or if China imposes additional macro-economic cooling measures, then this would have an adverse impact on Taiwan. Another uncertainty that could unsettle the market would be a renewed surge in oil prices.

--------------------------------------------------------------------------------


Despite high oil prices, the global economy is expected to continue to grow moderately in the coming year, and we believe Taiwan will remain a favorable market for long-term investment. After some slowing in the current year, corporate earnings growth is expected to return to positive territory in 2006. Taiwan companies' competitive strengths -- which include their quality engineers, close relations with their customers and lower-cost production facilities in China -- will underpin the positive longer-term outlook for the stock market.



MARKET OUTLOOK AND INVESTMENT STRATEGY


Despite concern over higher oil prices and monetary tightening in the past year, Taiwan equities performed well and continued to gain ground. The TAIEX rose by 4.6% (in NT dollar terms). This rise was helped by a strong demand for industrial cyclical products in 2004/early 2005, as strong demand for technology products continued in the past year. The TAIEX rise was also partially attributable to foreign inflows after the second phase of Morgan Stanley Capital International's ("MSCI") re-weighting of the MSCI Emerging Market Index at the end of May 2005. MSCI increased the LIF (Limited Investability Factor) from 75% to 100% in the second phase re-weighting, with Taiwan becoming the country with the largest weighting (more than 20% in May 2005) within the MSCI Emerging Market Index. The MSCI re-weighting fueled investors' buying interest, and that in turn benefited Taiwan's large market capitalization stocks. The technology sector enjoyed the highest return and received the majority of both foreign and domestic buying interest. Foreigners bought approximately US$19 billion of Taiwan shares in the past year due to the MSCI re-weighting and the recovery in the technology sector. Foreigners currently own approximately 28% of the Taiwan stock market.


Politics are expected to have minimal impact on the stock market in the near-term future. County and local mayoral elections in December 2005 are expected to have little impact on the stock market, and Taiwan politics will likely remain gridlocked until March 2008 when a Presidential election is scheduled.



The valuation of Taiwan's stock market appears to be attractive. The dividend yield is 4%. The market forward PER (price to earnings ratio) is 12.8 times and the market PBR (price to book ratio) is 1.7 times. Taiwan securities are trading at lower valuations than most Asian market securities, and Taiwan's stock market has a moderate upside potential in the next two quarters.

--------------------------------------------------------------------------------


In line with moderate global economic growth in 2006 and continuing recovery of technology demand, we expect 14% year-on-year corporate earnings growth in 2006 for our stock universe, against a 5% decline in 2005.



High oil prices have weighed on our outlook in 2006. The Taiwan government has tried to limit increases in domestic energy prices, so the rises in world oil prices have so far had a moderate impact on growth and inflation. High oil prices could exert an indirect effect by weakening global economic growth, with that weakness hitting overseas demand for Taiwanese products. Sectors most adversely impacted include shipping, airlines, plastics and petrochemicals. Slowdown in U.S. consumer demand may trim demand for Taiwanese electronic goods, car parts and container shipping capacity. The slowdown in growth of Taiwan's two major export markets (the United States and China) indicates that Taiwan's 2006 export growth would only be moderate, as U.S. economic expansion will likely start to decelerate moderately into 2006, and the growth of China's economy is likely to be moderate.



After seeing 2.1% appreciation in 2005 in the Reminbi ("RMB"), China's currency, global investors are anticipating further appreciation. The inflow of hot money into Taiwan is expected as a play on China and further appreciation in the RMB. This expected inflow would be positive for the liquidity of the Taiwan market and will drive the domestic reflation theme further. The NT dollar is likely to appreciate by a lesser percentage than the RMB due to weakness in exports and lower-than-expected GDP growth in the first half of 2005. RMB appreciation is negative for downstream electronics industries with production facilities in China, which would have to export at a higher price. However, it is positive for traditional industries such as auto, cement, rubber and construction materials due to stronger domestic demand driven by a stronger local currency.



We expect technology to remain the main growth sector in the coming year. Hardware company valuations are still reasonable at 12.5 times anticipated 2006 earnings. We are positive on new product launches, which include Microsoft's Longhorn, 3G handsets and next-generation game consoles. We expect 2006 will be a healthy year for the semiconductor industry due to recovery of global semiconductor capital expenditures from restraint in 2005, a reasonable 2006 global economic outlook and new product launches driving PC demand. The market may continue its rebound for a few months due to seasonal strong

--------------------------------------------------------------------------------

demand for technology products, easing of high oil prices and improvement in cross-strait relations.

In the short term, PC seasonal demand exists ahead of the year-end. Strong growth and seasonal demand should combine to drive outperformance of PC related shares in the fourth quarter of 2005. Our strategy is to increase our exposure in high-beta stocks, which should offer reasonable returns if cautiously invested. In addition, there is more good news from the technology sector-rising utilization rates in most semiconductor companies; strong demand for notebook PCs, handsets and LCD panels; as well as the coming peak season of consumer electronics products. Most technology companies continue to deliver stronger-than-expected sales and are issuing positive outlooks for the coming two quarters. Therefore, we expect that share prices of technology companies should continue outperforming in the coming months. We plan to increase our exposure to semiconductor, handset and consumer electronics-related shares. Our main focus will be technology stocks with good value and expected stable earnings growth in 2006.

We will remain underweight in the material sectors, such as steel, petrochemical, paper and textile, in the coming quarters. Weakening of demand for materials from China as it strengthens its austerity measures to cool down its economy and the demand/supply imbalance (resulting from increase in capacity of commodity sectors in the past two years) may pose a threat to corporate earnings growth in the commodity sector in the coming quarters.


We will continue to be underweight in the financial sector. Financial sector earnings growth is expected to slow, as consumer lending may fall moderately in 2006 in the face of rising interest rates and relatively high oil prices. Financial stocks are good proxy for domestic consumption and asset reflation themes; but slow consolidation progress, flattening of the yield curve and lackluster loan growth (7% in 2005 vs. 10% in 2004) could result in the financial sector underperforming in the coming year.



Despite our positive long-term outlook on the Taiwan market, we expect that the market will range trade in 2006 as gains in the technology sector might be offset by declines in other sectors. We will use a bottom-up approach with a focus on stock picking in 2006. Against a backdrop of softening commodity prices, improving cross-strait relations and possible further RMB appreciation, we have identified four themes

--------------------------------------------------------------------------------

for picking stocks in 2006 -- secular growth stocks, new product development, cash dividend yield and China concept shares.


SECULAR GROWTH STOCKS



We will identify growth stocks in the technology sector. We expect technology sector earnings to rise by more than 18% in 2006 after declining approximately 15% in 2005. Technology stock valuations still appear to be reasonable. Technology stock earnings appeared to bottom in the second quarter of 2005 and could be on a recovery path through the second half of 2006. IC Insights projects that global semiconductor capital expenditures will fall 6% and is forecasted to be 24% of sales in 2005. A drop in capital expenditures during 2005 and 2006 would lead to a stronger rebound in the semiconductor industry in 2006 and 2007. In addition to global economic growth and capacity growth, inventory adjustment also drives the technology stock cycle and earnings. Inventories in the U.S. electronics supply chain are reasonably lean. With inventories down to a healthier level, profit margins should begin to improve, which is a catalyst of share price movement.



NEW PRODUCTS IN 2006


The new-product theme will drive demand in the following sectors: (1) 3G handset (third generation mobile phone technology service), (2) cell phones priced at less than US$50, (3) digital home (wireless/broadband), (4) game console upgrades and (5) PCs with Longhorn CPUs. For handsets, integrating high-resolution cameras, bluetooth, wireless LAN and VOIP to handset chipset solutions would help to sustain growth momentum in 2006. Demand for high-end 0.13, 0.11 and 0.09 micron technology products could drive growth momentum for semiconductor companies. If the Notebook PC upgrade cycle continues over the next four to six quarters, market share gain could accelerate its growth momentum. Notebooks will be 36% of PC sales by the end of 2005 and will eventually account for 50% of PC sales. We believe that the rising demand for transistor-liquid crystal display ("TFT-LCD") TVs will serve as the key catalyst for the sector and more affordable prices will continue to stimulate demand in 2006 and beyond. It is projected that a compound annual growth rate for the TFT-LCD TV segment will be 41% in the next three years. In the longer-term, the TFT-LCD industry is expected to double its growth to reach US$42 billion in 2007.

--------------------------------------------------------------------------------


HIGH CASH YIELD



The 4% dividend yield of the Taiwan securities market is relatively high among Asian securities markets. Many stocks, including telecommunications, auto and certain technology stocks, could provide high dividend yield. Since we expect the market to range trade in 2006, we anticipate increasing investments in stocks able to deliver stable earnings and good yield. Taiwan securities' high dividend yield, which exceeds the 10-year bond yield of 1.8%, should provide good downside support.



CHINA CONCEPT SHARES


If Taiwan opens up to tourists from China, we expect domestic demand to increase. Following the meetings between Taiwan's opposition party leaders, Lien Chan and James Soong with China's president Hu Jintao, cross-strait relations appear to be heading in a favorable direction, although the exact timing of any major breakthrough is difficult to predict. The improvement of the geopolitical climate is enhancing the environment for industries such as tourism, retail, property, financials and transportation. Other potential beneficiaries of this investment theme in 2006 would be companies with exposure to China's domestic demand such as the retail, auto and cement industries.


To conclude, we expect investors to receive reasonable rewards from certain sectors' positive results. In the year ahead, we intend to maintain exposure in high-beta stocks to take advantage of these diverse themes and achieve better investment returns. We will continue to strive to achieve superior performance through a process of bottom-up stock selection. We are confident that the Taiwanese stock market and healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future.


Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Victor Shih
Victor Shih
Portfolio Manager

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------




                            TOP TEN EQUITY HOLDINGS


HOLDINGS AS OF AUGUST 31, 2005               %
--------------------------------------------------
MediaTek, Inc.                             7.0
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        5.6
--------------------------------------------------
Silicon Intergrated System Corp.           4.8
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.7
--------------------------------------------------
Chi Mei Optoelectronics Corp.              4.5
--------------------------------------------------
Asustek Computer, Inc.                     4.5
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
Tripod Technology Corp.                    3.8
--------------------------------------------------
Powerchip Semiconductor Corp.              3.7
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      3.6
--------------------------------------------------


                       TOP TEN EQUITY INDUSTRY WEIGHTINGS


WEIGHTINGS AS OF AUGUST 31, 2005             %
--------------------------------------------------
PC & Peripherals                          20.1
--------------------------------------------------
IC Design                                 14.6
--------------------------------------------------
Electronics                               10.9
--------------------------------------------------
TFT-LCD                                   10.2
--------------------------------------------------
Semi-conductor Manufacturing               9.1
--------------------------------------------------
Financial Services                         6.7
--------------------------------------------------
Electronic Components                      6.5
--------------------------------------------------
Telecommunications                         5.8
--------------------------------------------------
Memory IC                                  3.7
--------------------------------------------------
Iron & Steel                               3.5
--------------------------------------------------


                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2004               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.9
--------------------------------------------------
Asustek Computer, Inc.                     6.1
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  6.0
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          5.3
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        4.5
--------------------------------------------------
Mega Financial Holding Co.                 4.3
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      4.2
--------------------------------------------------
China Steel Corp.                          4.0
--------------------------------------------------
Taishin Financial Holdings Co. Ltd.        3.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2004             %
--------------------------------------------------
Financial Services                        17.7
--------------------------------------------------
Semi-conductor                            17.6
--------------------------------------------------
PC & Peripherals                          14.3
--------------------------------------------------
Electronics                               11.5
--------------------------------------------------
Telecommunications                         9.9
--------------------------------------------------
Plastics                                   4.6
--------------------------------------------------
Iron & Steel                               4.0
--------------------------------------------------
Textiles & Apparel                         2.6
--------------------------------------------------
General Merchandise Stores                 2.4
--------------------------------------------------
Petroleum Services                         2.1
--------------------------------------------------


* Percentages based on total investments at August 31, 2005 and August 31, 2004, respectively.

    SECTOR ALLOCATION

--------------------------------------------------------------------------------


INDUSTRY ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)

                                   PIE CHART

Other                              6.9%
Basic Industries                   5.5%
Finance                            6.7%
Technology                        80.9%



Fund holdings are subject to change and percentages shown above are based on total investments as of August 31, 2005. The pie chart illustrates the allocation of the investments by sector. A complete list of holdings as of August 31, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2005 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------


                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- 94.8%
BASIC INDUSTRIES -- 5.5%
IRON & STEEL -- 3.5%
China Steel Corp. ...................   9,660,000   $  8,332,672
                                                    ------------
PLASTICS/CHEMICALS -- 2.0%
Nan Ya Plastics Corp. ...............   4,002,000      4,881,829
                                                    ------------
TOTAL BASIC INDUSTRIES...............                 13,214,501
                                                    ------------
FINANCE -- 6.7%
FINANCIAL SERVICES -- 6.7%
Cathay Financial Holding Co. Ltd. ...   4,000,000      7,487,023
Chinatrust Financial Holding Co.
 Ltd. ...............................   9,152,539      8,523,738
                                                    ------------
TOTAL FINANCE........................                 16,010,761
                                                    ------------
TECHNOLOGY -- 80.9%
ELECTRONICS -- 10.9%
Asia Optical Co., Inc. ..............     879,791      5,359,338
Cheng Uei Precision Industry Co.
 Ltd. ...............................   3,300,000      8,363,359
Compal Communications Inc. ..........   1,980,000      5,834,198
Merry Electronics Co. Ltd. ..........   3,000,000      6,522,137
                                                    ------------
                                                      26,079,032
                                                    ------------
PC & PERIPHERALS -- 20.1%
Asustek Computer, Inc. ..............   4,400,000     10,680,916
Foxconn Technology Co. Ltd. .........   1,540,000      5,830,840
Hon Hai Precision Industry Co. Ltd.
 (a).................................   2,596,000     13,396,153
Quanta Computer Inc. ................   2,100,000      3,340,763
Simplo Technology Co. Ltd. ..........   2,855,468      6,670,024
Waffer Technology Co., Ltd. .........   5,669,000      8,135,664
                                                    ------------
                                                      48,054,360
                                                    ------------
TELECOMMUNICATIONS -- 5.8%
Chunghwa Telecom Co. Ltd. ...........   3,100,000      5,774,046
Zyxel Communications Corp. ..........   4,104,000      8,082,687
                                                    ------------
                                                      13,856,733
                                                    ------------
IC DESIGN -- 14.6%
MediaTek, Inc. ......................   1,980,000     16,746,870
RichTek Technology Corp. ............   2,070,000      6,605,038
Silicon Integrated Systems Corp.
 (a).................................  18,000,000     11,459,542
                                                    ------------
                                                      34,811,450
                                                    ------------



                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
SEMI-CONDUCTOR MANUFACTURING -- 9.1%
Powertech Technology Inc. ...........   1,195,000   $  3,119,771
Taiwan Semiconductor
Manufacturing Co. ...................   6,800,976     11,213,823
United Microelectronics Corp.
 Ltd. ...............................  12,394,683      7,417,887
                                                    ------------
                                                      21,751,481
                                                    ------------
ELECTRONIC COMPONENTS -- 6.5%
Kinsus Interconnect Technology
  Corp. .............................   3,450,000      6,647,176
Tripod Technology Corp. .............   4,560,000      8,994,687
                                                    ------------
                                                      15,641,863
                                                    ------------
TFT-LCD -- 10.2%
Au Optronics Corp. ..................   6,213,000      9,162,989
Chi Mei Optoelectronics Corp. .......   8,556,415     10,698,785
Radiant Opto-Electronics Corp. ......   1,829,822      4,581,539
                                                    ------------
                                                      24,443,313
                                                    ------------
MEMORY IC -- 3.7%
Powerchip Semiconductor Corp. .......  14,368,000      8,774,351
                                                    ------------
TOTAL TECHNOLOGY.....................                193,412,583
                                                    ------------
TRANSPORTATION -- 1.7%
TRANSPORTATION -- 1.7%
Yang Ming Marine Transport...........   6,000,000      4,103,817
                                                    ------------
TOTAL COMMON STOCKS
 (Identified Cost -- $177,004,590)...                226,741,662
                                                    ------------
RIGHTS -- 0.0% (C)
TFT-LCD -- 0.0%
Radiant Opto-Electronics Corp. (a)...   1,500,000         28,406
                                                    ------------
TOTAL RIGHTS
 (Identified Cost -- $0).............                     28,406
                                                    ------------


 14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                       PRINCIPAL        US$
                                         AMOUNT        VALUE
                                          NT$         (NOTE 1)
                                       ---------      --------
COMMERCIAL PAPER -- 5.0%
Bank Sinopac
  1.20%, 11/17/05 (b)................  10,008,251   $    305,596
Chang Chun Petro Chemical Co.:
  1.20%, 9/05/05 (b).................   6,979,305        213,109
  1.40%, 10/25/05 (b)................  49,849,281      1,522,115
Chang Hwa Bank:
  1.21%, 10/03/05 (b)................   9,966,474        304,320
  1.25%, 10/03/05 (b)................   9,982,012        304,794
  1.25%, 11/01/05 (b)................  19,948,190        609,105
China Trust Commercial Bank:
  1.25%, 9/20/05 (b).................  19,986,377        610,271
  1.25%, 9/23/05 (b).................  99,759,914      3,046,104
E Sun
  1.24%, 9/01/05 (b).................  49,981,982      1,526,168
SinoPac Bank
  1.24%, 9/01/05 (b).................  50,133,832      1,530,804
The First Commercial Bank
  1.25%, 10/12/05 (b)................  49,821,208      1,521,258
The Shanghai Commercial Bank
  1.235%, 9/09/05 (b)................  15,975,741        487,809
                                                    ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost -- $12,240,123)....                 11,981,453
                                                    ------------
                                        MATURITY
                                         AMOUNT
                                          US$
                                        --------
REPURCHASE AGREEMENT -- 0.2%
State Street Bank & Trust Co. at
  1.10% dated 8/29/05, due 9/6/05
    (collateralized by U.S. Treasury
    Note 3.625%, 1/15/10, market
    value $360,059)..................  $  349,085   $    349,000
                                                    ------------
TOTAL INVESTMENTS -- 100%
  (COST -- $189,593,713).............               $239,100,521
                                                    ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.


(c) Amount represents less than 0.1% of total value of investments.


INCOME TAX INFORMATION:


At August 31, 2005, the aggregate cost basis of the Fund's investment securities for income tax purposes was $189,662,242.



Net unrealized appreciation of the Fund's investment securities was $49,438,279 of which $54,350,164 related to appreciated investment securities and $4,911,885 related to depreciated investment securities for the fiscal year ended August 31, 2005. In addition, as of August 31, 2005, the Fund had a capital loss carryforward of ($61,467,359) for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2010 ($37,466,000) and August 31, 2011 ($24,001,359). For the year ended August 31, 2005, The Taiwan Fund, Inc. utilized $9,903,776 of its capital loss carryforward for U.S. Federal income tax purposes.


    The accompanying notes are an integral part of the financial statements.  15

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005



ASSETS
Investments in securities, at value (cost
  $189,593,713) (Notes 1 and 2) - See
  accompanying schedule..................                $239,100,521
Cash in New Taiwan dollars (cost
 $835,082)...............................                     831,241
Dividend receivable......................                   2,416,314
Interest receivable......................                       8,669
                                                         ------------
 Total assets............................                 242,356,745
                                                         ------------
LIABILITIES
Payable to custodian.....................  $     9,964
Accrued management fee (Note 3)..........      249,971
Taiwan withholding tax payable (Note           508,079
 1)......................................
Other payables and accrued expenses......       35,075
                                           -----------
 Total liabilities.......................                     803,089
                                                         ------------
NET ASSETS...............................                $241,553,656
                                                         ============
Net Assets consist of (Note 1):
Paid in capital..........................                $252,776,094
Undistributed net investment income......                     856,258
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency........................                 (61,535,890)
Net unrealized appreciation on investment
 securities and foreign currency.........                  49,457,194
                                                         ------------
NET ASSETS...............................                $241,553,656
                                                         ============
NET ASSET VALUE, per share
 ($241,553,656/16,365,572 shares
 outstanding)............................                      $14.76
                                                         ============



STATEMENT OF OPERATIONS

For the Year Ended August 31, 2005

INVESTMENT INCOME
Dividends.................................                $ 7,726,708
Interest..................................                     94,833
                                                          -----------
                                                            7,821,541
Less: Taiwan withholding tax (Note 1).....                 (1,550,723)
                                                          -----------
 Total Income.............................                  6,270,818
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 3,583,326
 Performance adjustment...................     (640,251)
Custodian fees and expenses...............      397,123
Administration and accounting fees (Note
 3).......................................      236,628
Directors compensation (Note 3)...........      328,771
Legal.....................................      275,291
Audit.....................................       85,859
Shareholder communications................       67,084
Insurance fees............................       98,456
Delaware franchise tax....................       55,295
Miscellaneous.............................       25,963
Transfer agent fees.......................       17,669
Taiwan stock dividend tax (Note 1)........      690,002
                                            -----------
 Total expenses...........................                  5,221,216
                                                          -----------
 NET INVESTMENT INCOME....................                  1,049,602
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities....................   16,902,507
 Foreign currency transactions............     (218,124)
                                            -----------
                                                           16,684,383
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   15,202,891
 Assets and liabilities denominated in
   foreign currencies.....................      (50,856)
                                            -----------
                                                           15,152,035
                                                          -----------
Net realized and unrealized gain..........                 31,836,418
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $32,886,020
                                                          ===========





 16 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 Year Ended        Year Ended
                                                              August 31, 2005    August 31, 2004
                                                              ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment gain (loss).................................    $  1,049,602      $    475,165
 Net realized gain on investments and foreign currency
   transactions.............................................      16,684,383        23,761,336
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      15,152,035       (26,019,393)
                                                                ------------      ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      32,886,020        (1,782,892)
                                                                ------------      ------------
Distributions to shareholders
 From net investment income.................................        (498,168)               --
                                                                ------------      ------------
 Total distributions to shareholders........................        (498,168)               --
                                                                ------------      ------------
 Total increase in net assets...............................      32,387,852        (1,782,892)
                                                                ------------      ------------
NET ASSETS
 Beginning of period........................................     209,165,804       210,948,696(a)
                                                                ------------      ------------
 End of period..............................................     241,553,656       209,165,804
                                                                ============      ============
 Undistributed net investment income End of period..........    $    856,258      $  1,597,555
                                                                ============      ============


(a)  Restated (Note 6).


    The accompanying notes are an integral part of the financial statements.  17

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS



                                                         Year Ended August 31,
                                -----------------------------------------------------------------------
                                   2005           2004           2003           2002           2001
                                ----------     ----------     ----------     ----------     -----------
SELECTED PER SHARE DATA
Net asset value, beginning of
 period.......................  $    12.78     $    12.89(c)  $    11.37(c)  $    10.81(c)  $     21.49(c)
                                ----------     ----------     ----------     ----------     -----------
Income from Investment
 Operations
 Net investment income (gain)
 (a)..........................        0.06           0.03           0.00(c)       (0.12)(c)       (0.22)(c)
 Net realized and unrealized
   gain (loss) on
   investments................        1.95          (0.14)          1.52           0.68          (10.26)
                                ----------     ----------     ----------     ----------     -----------
 Total from investment
   operations.................        2.01          (0.11)          1.52(c)        0.56(c)       (10.48)(c)
                                ----------     ----------     ----------     ----------     -----------
Less Distributions
 From net investment income...       (0.03)            --             --             --              --
 From net realized gains......          --             --             --             --           (0.20)
                                ----------     ----------     ----------     ----------     -----------
 Total distributions..........       (0.03)            --             --             --           (0.20)
                                ----------     ----------     ----------     ----------     -----------
Net asset value, end of
 period.......................  $    14.76     $    12.78     $    12.89(c)  $    11.37(c)  $     10.81(c)
                                ==========     ==========     ==========     ==========     ===========
Market value, end of period...  $    13.34     $    10.99     $    11.09     $     9.27     $      9.88
                                ==========     ==========     ==========     ==========     ===========
TOTAL RETURN
Per share market value........       21.68%         (0.90)%        19.63%         (6.17)%        (43.16)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................  $  241,554     $  209,166     $  210,949(c)  $  186,032(c)  $   176,945(c)
Ratio of expenses to average
 net assets (b)...............        2.23%(d)       2.07%          2.05%(c)       2.20%(c)        2.69%(c)
Ratio of expenses to average
 net assets, excluding stock
 dividend tax expense.........        1.93%(d)       1.82%          1.76%(c)       1.98%(c)        2.21%(c)
Ratio of net investment income
 (loss) to average net
 assets.......................        0.45%(d)       0.21%          0.01%(c)      (0.97)%(c)      (1.56)%(c)
Portfolio turnover rate.......          80%            76%           148%           167%            125%



(a)  Based on average shares outstanding during the period.


(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.


(c)  Restated. (Note 6)


(d) Ratio includes one time charge to the Management fees; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.


 18 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Investments (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.


Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.


Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2005 the Fund had no open Forwards.


Indemnification Obligations. Under the Trust's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.


Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued


These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Reclassifications recorded at August 31, 2005 were ($1,292,731) from undistributed Net Investment Income, ($6,636,962) from Accumulated Gain (Loss) and $7,929,693 to Paid in Capital.


Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $177,081,201 and $179,205,235, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Investments (Taiwan) Limited receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of 0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the year ended August 31, 2005, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.03% of average net assets, excluding the following one-time charge. During the period, the basic fee included a one-time charge of approximately $535,000 as a further revision to performance fee adjustments for the fiscal years prior to 2000. The management fee including this charge is equivalent to an annual rate of 1.26% of average net assets.


Directors Fees. No director, officer or employee of the Adviser or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $15,000 plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended, and $2,000 for each meeting attended by telephone. On April 18, 2005, the Board of Directors approved increasing the fee from $1,000 to $2,000 for each meeting attended by telephone. On July 18, 2005, the Board of Directors approved an increase in the annual fee from $10,000 to $15,000 effective September 1, 2005. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.



Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. Effective May 1, 2005, the Fund also pays State Street $130,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.


4. FUND SHARES

At August 31, 2005, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. DISTRIBUTIONS

The Fund made a distribution of $498,168 from ordinary income during the year ended August 31, 2005. As of August 31, 2005, the components of distributable earnings on a tax basis were

--------------------------------------------------------------------------------

5. DISTRIBUTIONS - continued


$856,258 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $49,438,279 of Unrealized Appreciation, ($61,467,359) of accumulated capital losses, and ($49,616) of other temporary adjustments.


The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

6. PRIOR PERIODS RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the management contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:


                                       NAV PER    EXPENSE
                         NET ASSETS     SHARE      RATIO
                         ----------    -------    -------
Cumulative effect at
  September 1, 1999      $1,088,492     $0.06        n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01      (0.02%)
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)      0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00       0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01      (0.07%)

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Taiwan Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the Fund's investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


[KPMG LOGO]

Boston, Massachusetts

October 21, 2005

    OTHER INFORMATION (unaudited)

--------------------------------------------------------------------------------


Federal Tax Information. The Taiwan Fund, Inc. has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2005, the total amount that will be passed through to shareholders and foreign source income for information reporting purposes will be $2,219,980 (representing taxes withheld plus taxes on stock dividends) and $7,759,286, respectively.


SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2005 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES


A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number and on the Commission's website.


QUARTERLY PORTFOLIO OF INVESTMENTS


The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Qs are available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Securities and Exchange

--------------------------------------------------------------------------------

Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.


CERTIFICATIONS



The Fund's chief executive officer has certified to the New York Stock Exchange that, as of February 28, 2005, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?


The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. EquiServe Trust Company, N.A. (the "Plan Administrator"), a federally chartered trust institution and a wholly owned subsidiary of Computershare Shareholder Services, Inc., acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.


WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION


Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to "Computershare". The Plan Administrator will not accept cash, traveler's checks, money orders, or third party checks for voluntary cash purchases. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?


You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator's website, www.computershare.com/equiserve or by written notice to the Plan Administrator.


If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.


All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?


If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.



Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.


                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
DIRECTORS CONSIDERED INDEPENDENT PERSONS
Harvey Chang (53)                 Chairman of the          2005         President and Chief      Director, Taiwan Cellular
21F, No. 172-1, Section 2         Board (since July,                    Executive Officer,       Corp.
Ji-Lung Road                      2005) and Director                    Taiwan Mobile Company
Taipei, Taiwan, ROC 106                                                 Limited (September
                                                                        2003-present); Senior
                                                                        Vice President and
                                                                        Chief Financial
                                                                        Officer, Taiwan
                                                                        Semiconductor
                                                                        Manufacturing Co.
                                                                        (February
                                                                        1998-September 2003)
Shao-Yu Wang (81)                 Director                 1986         Chairman of the Board    Director, America
Apt. 5H                                                                 of Trustees, Soochow     California Bank
No. 56 Tun Hwa                                                          University               (2003-present)
South Road, Section 2                                                   (1987-present);
Taipei, Taiwan, ROC                                                     Chairman of the Board
                                                                        of Trustees, Min Chuan
                                                                        University,
                                                                        (1986-present);
                                                                        Chairman of the Board
                                                                        of Trustees, Fu-Dan
                                                                        High School
                                                                        (1986-present)
                                                                        Chairman, Evernew
                                                                        Biotech, Inc.
                                                                        (1985-present);
                                                                        Director, TSR Corp.
                                                                        (1985-present);
                                                                        Chairman, TSR Corp.
                                                                        (2005-present);
                                                                        Chairman of the Board
                                                                        of Directors, The
                                                                        Taiwan Fund, Inc.
                                                                        (1986-July 2005)
Christina Liu (49)                Director                 2005         Consultative Board       Director, Taiwan Stock
Suite 312, No. 3-1                                                      Member, Commission On    Exchange (1995-2002)
Jinan Road                                                              Economic Planning and
Taipei, Taiwan, ROC                                                     Development, Executive
                                                                        Yuan, Taiwan, ROC
                                                                        (1996-present);
                                                                        Consultative Board
                                                                        Member, Central Deposit
                                                                        Insurance Corp. Taiwan,
                                                                        ROC (1996-2002)

--------------------------------------------------------------------------------


                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
Joe O. Rogers (56)                Director                 1986         Organizing Member, The   Director and Member of the
2477 Foxwood Drive                                                      Rogers Team LLC, (July   Audit Committee, The China
Chapel Hill, NC 27514                                                   2001-present); Manager,  Fund, Inc. (1992-present)
                                                                        The J-Squared Team LLC
                                                                        (April 2003-May 2004);
                                                                        Executive Vice
                                                                        President, Business
                                                                        Development, Planet
                                                                        Portal Inc. (September
                                                                        1999-
                                                                        May 2001)
Lawrence F. Weber (72)            Director                 1995         Independent Consultant   --
156 Ide Rd.                                                             (1993-present)
Williamstown, MA 01267

M. Christopher Canavan, Jr. (66)  Director                 2003         Independent Consultant   Director and Chairman of
73 Brook Street                                                         (2000-present);          The Audit Committee,
Wellesley, MA 02482                                                     Partner,                 Bruker Biosciences, Inc.
                                                                        PricewaterhouseCoopers   (2000-present)
                                                                        LLP (Coopers & Lybrand)
                                                                        (1972-1999)
Anthony Kai Yiu Lo (56)           Director                 2003         Director, Advantage      Member of Listing
1201 Sun Hung Kai Centre                                                Ltd. (2004-present);     Committee, Stock Exchange
30 Harbor Road                                                          Founder and Managing     of Hong Kong Ltd.
Wanchai, Hong Kong                                                      Director, Advantage      (1996-present)
                                                                        Ltd. (1999-2004); Vice
                                                                        Chairman, ABN Amro HG
                                                                        Asia Ltd. (1998-1999)
DIRECTORS CONSIDERED INTERESTED PERSONS
*Benny T. Hu (55)                 President and            1993         Chairman, China          Director, USI Far East
30 F, 99 Tun Hwa                  Director                              Development Industrial   Corp. (2004-present);
South Road, Section 2                                                   Bank (June 2003-May      Supervisor, China Steel
Taipei, Taiwan, ROC                                                     2004); Chairman, China   Corp. (2004-present);
                                                                        Development Asset        Supervisor, Winbond
                                                                        Management Corp.         Electronics Corp. (2002-
                                                                        (June 2001-May 2004);    present); Director, China
                                                                        Ambassador-at-Large,     Development Financial
                                                                        Republic of China (May   Holding Corp. (June
                                                                        2001-present)            2001-May 2004); Director,
                                                                                                 Yangming Marine Transport
                                                                                                 Corp.
                                                                                                 (2001-present)

--------------------------------------------------------------------------------


                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
*Blair Pickerell (48)             Director                 2005         Chairman, HSBC           --
Chief Executive, Asia-Pacific                                           Investments (Taiwan)
HSBC Investments (Hong Kong)                                            Ltd. (May
Limited Level 22 HSBC Main                                              2003-present); Chief
Building 1 Queen's Road Central                                         Executive Officer,
Hong Kong, China                                                        Asia- Pacific, HSBC
                                                                        Investments Ltd. group
                                                                        of entities in Asia
                                                                        Pacific (May
                                                                        2003-present); Managing
                                                                        Director, Capital
                                                                        Holdings Ltd. (January
                                                                        2003-May 2003);
                                                                        Managing Director, JF
                                                                        Asset Management Ltd.
                                                                        (August 1999-December
                                                                        2002)
OFFICER
Adelina N. Y. Louie (39)          Secretary,               2004         Chief Operating          --
99 Tun Hwa South                  Treasurer and                         Officer, HSBC
Road, Section 2                   Chief Compliance                      Investments (Taiwan)
Taipei, Taiwan, ROC               Officer                               Ltd. (March
                                                                        2004-present); Area
                                                                        Commercial Manager,
                                                                        HSBC (U.K.) Ltd.
                                                                        (February 2002-March
                                                                        2004); Senior Vice
                                                                        President, Custody &
                                                                        Clearing, HSBC
                                                                        (Indonesia) Limited
                                                                        (June 2000-February
                                                                        2002); Vice President,
                                                                        Custody & Clearing,
                                                                        HSBC (Philippines) Ltd.
                                                                        (May 1998-June 2000)


---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Pickerell is deemed to be an interested person because of his affiliation with the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER

    HSBC Asset Investments (Taiwan) Limited

    Taipei, Taiwan

    DIRECTORS AND OFFICERS

    Harvey Chang, Chairman of the Board and Director


    Benny T. Hu, President and Director


    S.Y. Wang, Director

    Christina Liu, Director
    Joe O. Rogers, Director
    Blair Pickerell, Director

    Lawrence F. Weber, Director

    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary, Treasurer and Chief Compliance Officer

    Mary Moran Zeven, Assistant Secretary


    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    EquiServe Trust Company, N.A. in care of Computershare Investor Services


    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, MA

ITEM 2. CODE OF ETHICS.

(a) The Taiwan Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)  No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for Form N-CSR.

(e)  Not applicable.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of The Taiwan Fund, Inc. (the "Fund") has determined that the Company has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

     (2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     For the fiscal year ended August 31, 2005, KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$51,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal years ended August 31, 2004, KPMG billed the Fund aggregate fees of US$47,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b) Audit-Related Fees

     For the fiscal year ended August 31, 2005, KPMG billed the Fund aggregate fees of US$6,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

     For the fiscal year ended August 31, 2004, KPMG billed the Fund aggregate fees of US$47,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (see above) as requested by the registrant's audit committee amounting to $6,000 in 2004. The 2004 amounts also include agreed-upon procedures engagements performed to the registrant's performance calculations (recalculation of the registrant's performance) included in its monthly reports posted to the registrant's website. Total fees received for the agreed-upon procedures engagements were $41,500, of which $20,000 was paid by the registrant's service providers and not charged to the registrant.

(c) Tax Fees

     For the fiscal year ended August 31, 2005, KPMG billed the Fund aggregate fees of US$11,250 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended August 31, 2004, KPMG billed the Fund aggregate fees of US$10,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d) All Other Fees

     For the fiscal year ended August 31, 2005, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

     For the fiscal year ended August 31, 2004, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which KPMG billed the Fund fees for the fiscal years ended August 31, 2005 and August 31, 2004 were pre-approved by the Audit Committee.

     For the fiscal years ended August 31, 2005 and August 31, 2004, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

(f) No disclosures are required by this Item 4(f).

(g) For the fiscal year ended August 31, 2005, KPMG did not bill the Fund any non-audit fees. During this period, KPMG did not provide any services to HSBC Investments (Taiwan) Limited (the "Investment Adviser").

     For the fiscal year ended August 31, 2004, KPMG did not bill the Fund any non-audit fees. During this period, KPMG did not provide any services to the Investment Adviser.

(h) KPMG notified the Fund's Audit Committee of all non-audit services that were rendered by KPMG to the Fund's Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund's Audit Committee to consider whether such services were compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund's audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo and Lawrence F. Weber.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)   Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)   Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.


By: /s/ Benny T. Hu
    ---------------------------------
    Benny T. Hu
    President of The Taiwan Fund, Inc.

Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Benny T. Hu
    ---------------------------------
    Benny T. Hu
    President of The Taiwan Fund, Inc.

Date: November 7, 2005


By: /s/ Adelina Louie
    ---------------------------------
    Adelina Louie
    Treasurer of The Taiwan Fund, Inc.

Date: November 7, 2005